Harbor Diversified International All Cap Fund

Retirement Class HNIDX
Institutional Class HAIDX
Administrative Class HRIDX
Investor Class HIIDX

Supplement to Summary Prospectus dated March 1, 2024
April 11, 2024
Simon Somerville has retired from Marathon Asset Management Limited, the subadvisor to Harbor Diversified International All Cap Fund (the “Fund”). Effective immediately, he no longer serves as a portfolio manager to the Fund and all references to him are hereby removed.
Toma Kobayashi and Justin Hill will take over management of the Japan regional focus assets previously managed by Mr. Sommerville with respect to the Fund. Justin Hill will continue to manage assets in the Asia Pacific ex Japan region.
Investors Should Retain This Supplement For Future Reference
S0424.SP.DIAC